UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

Acadian Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38979	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 State Street, 13th Floor
Boston, Massachusetts 02109
(617) 369-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AAMI	New York Stock Exchange
4.800% Notes due 2026	AAMI 26	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2025, the Board of Directors (the “Board”) of Acadian Asset Management Inc. (the “Company”) appointed Scott Hynes as the Company’s Senior Vice President, Chief Financial Officer, effective as of May 19, 2025. In connection with his appointment as Senior Vice President, Chief Financial Officer, Mr. Hynes will also assume the role of principal financial officer. Christina Wiater will continue in her role as the principal accounting officer of the Company.

Prior to joining the Company, Mr. Hynes, age 50, was Chief Financial Officer of KeyCorp’s Commercial Bank from 2023 to 2024. Previously, he held finance leadership roles at State Street Corporation from 2018 to 2023, including in Corporate Strategy and Investor Relations. Mr. Hynes was also an investment banker at J.P. Morgan from 2007 to 2018, advising financial institutions on mergers and acquisitions, capital raising and risk management. He holds a B.A. from the Honors Tutorial College at Ohio University, where he also earned a Certificate in Contemporary History, and an M.B.A. from the University of Maryland.

Mr. Hynes’ compensation will consist of an annual base salary of $450,000, and he will be eligible to receive a discretionary annual bonus based on a target bonus amount. The target bonus amount is $1.05 million and the actual bonus amount may exceed or be less than the target bonus amount. Any bonus shall be paid in a combination of cash and restricted stock units in accordance with the Company’s deferral schedule in effect at the time. Restricted stock units are expected to vest ratably over three years. Any actual bonus amount shall be determined by the Board or the Compensation Committee of the Board. Mr. Hynes will also be eligible to participate in certain Company-wide employee benefit programs, including the Company’s Profit Sharing and 401(k) Plan and health and welfare benefits. In the event of a termination of Mr. Hynes’ employment by the Company without cause, subject to the execution of a release of claims, Mr. Hynes will be entitled to receive (a) separation payments equal to twelve (12) months of his base salary and (b) continuation of health benefits for twelve (12) months. Mr. Hynes will be subject to the Company’s non-solicitation and non-disparagement and confidentiality agreements.

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2025, the Board approved the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws amend the Company’s Bylaws to incorporate the previously filed Amendment No. 1 to the Company’s Bylaws, which such Amendment No. 1 provided that all references to “BrightSphere Investment Group Inc.” in the Company’s Bylaws shall be changed to “Acadian Asset Management Inc.” and to make certain other administrative changes. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

On May 13, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual meeting format. As of March 19, 2025, the record date for the Annual Meeting, the Company had 37,066,328 shares of common stock, par value $0.001 per share, issued and outstanding and entitled to vote at the Annual Meeting. Of these shares, 33,606,017 were present or represented by proxy at the Annual Meeting. A quorum was present for the transaction of business at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered and acted upon the following proposals:

1. Election of Directors. The stockholders elected the following individuals to serve as directors until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The table below sets forth the voting results for each director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert J. Chersi	31,913,493	172,394	17,042	1,503,088
Andrew Kim	28,238,244	3,847,643	17,042	1,503,088
John Paulson	30,126,721	1,959,166	17,042	1,503,088
Barbara Trebbi	31,913,293	172,594	17,042	1,503,088
Kelly Young	31,729,915	355,972	17,042	1,503,088

2. Ratification of Independent Registered Public Accounting Firm. The stockholders voted to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,556,962	32,013	17,042	—

3. Advisory Vote on Executive Compensation. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2025 proxy statement (the “Proxy Statement”), including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Proxy Statement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,936,964	145,868	20,097	1,503,088

ITEM 9.01                                       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Acadian Asset Management Inc., adopted as of May 13, 2025.
3.2	Amended and Restated Bylaws of Acadian Asset Management Inc., adopted as of May 13, 2025, redlined for amendments.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	May 16, 2025	ACADIAN ASSET MANAGEMENT INC.

		By:	/s/ Richard J. Hart
		Name:	Richard J. Hart
		Title:	Chief Legal and Administrative Officer and Secretary